FOURTH AMENDMENT OF THE CNO DEFERRED COMPENSATION PLAN THIS FOURTH AMENDMENT OF THE CNO DEFERRED COMPENSATION PLAN (Amended and Restated Effective as of January 1, 2017) (the “Plan”) is made by CNO Services, LLC (the “Company”), pursuant to action of the Company’s Manager (the “Manager”), effective January 1, 2026 (the “Effective Date”). WHEREAS, the Company maintains the Plan; and WHEREAS, Section 12.2 of the Plan authorizes the Company to amend the Plan; and WHEREAS, the Company desires to amend the Plan to eliminate the “Retirement Benefit” concept under the Plan effective January 1, 2026. NOW, THEREFORE, pursuant to the power reserved to the Company under Section 12.2 of the Plan and delegated to the undersigned officer of the Company, the Plan is hereby amended: 1. By eliminating the word “Retirement” from Section 1.3, subsection 1.9(e), Section 1.42, subsection 3.8(d) and Section 13.6 of the Plan. 2. By substituting the word “Termination” for the word “Retirement” wherever the latter appears in Section 1.4 of the Plan. 3. By eliminating subsection 1.9(a) of the Plan and reordering and relabeling the remaining subsections and subsections (a) through (e). 4. By eliminating Sections 1.26, 1.34 and 1.35 of the Plan and reordering and relabeling the remaining Sections of Article I as in numerical order. 5. By substituting the phrase “Base Salary and Bonus” for the phrase “Base Salary, Bonus and LTIP Amounts” where the latter appears in Sections 1.3 and 3.10(a) of the Plan. 6. By eliminating the phase “LTIP Amounts,” where it appears in Sections 1.10 and 3.8 of the Plan. 7. By substituting the phrase “Base Salary and Bonus” for the phrase “Base Salary, Bonus and/or LTIP Amounts” whenever the latter appears in Sections 2.2(b), 3.1(a), 3.2(a) and 3.10(b) of the Plan. 8. By substituting the phrase “Base Salary and Bonus” for the phrase “Base Salary, Bonus and LTIP Amounts” where the latter appears in Section 3.3(b) of the Plan 9. By eliminating the phrases “and LTIP Amounts” and “and/or LTIP Amounts” where they appear in Section 3.4 of the Plan. 10. By substituting the phrase “Article 6” with the phrase “Article 7” where the latter appears in Section 1.41 of the Plan. Exhibit 10.1

2 11. By substituting the phrase “incurs a Termination of Employment” for the phrase “Retires” where the latter appears in Section 6.1 of the Plan. 12. By substituting the word “Termination” for the word “Retirement” wherever the latter appears in Article 6 of the Plan. 13. By eliminating Article 7 of the Plan, eliminating all references in the Plan to Article 7 and relabeling all references to Articles 8 to 17 and to Sections under those Articles as Articles 7 to 16 and Sections under those Articles respectively. All other provisions of the Plan remain unchanged. IN WITNESS WHEREOF, the Company has caused this amendment to be executed on its behalf by the undersigned officer this 14th day of August, 2025, but effective as of the date set forth above. CNO SERVICES, LLC By:_/s/ Yvonne K. Franzese____________________ KD_16321115_1.docx